     As filed with the Securities and Exchange Commission on August 3, 2000
                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    SDL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                            77-0331449
(State or Other Jurisdiction of                              (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               80 Rose Orchard Way
                         San Jose, California 95134-1365
           (Address of Principal Executive Office, Including Zip Code)

                        SDL, INC. 1995 STOCK OPTION PLAN
                   SDL, INC. 1995 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)
                                Michael L. Foster
               Vice President, Finance and Chief Financial Officer
                                    SDL, Inc.
                               80 Rose Orchard Way
                         San Jose, California 95134-1365
                     (Name and Address of Agent for Service)
                                 (408) 943-9411
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            William D. Sherman, Esq.
                               Morrison & Foerster
                               755 Page Mill Road
                           Palo Alto, California 94304

=========================================================================================================================
                                             CALCULATION OF REGISTRATION FEE
=========================================================================================================================
                                                  PROPOSED MAXIMUM
TITLE OF SECURITIES TO       AMOUNT TO BE        OFFERING PRICE PER      PROPOSED MAXIMUM AGGREGATE          AMOUNT OF
     BE REGISTERED            REGISTERED              SHARE(1)               OFFERING PRICE(1)           REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
Common Stock,
$0.001 par value               4,474,300              $346.69                 $1,551,183,881                 $409,512
-------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and (c) under the Securities Act of 1933, as amended, based upon the average of the high and low prices of SDL, Inc. Common Stock reported on the Nasdaq National Market on July 28, 2000.

     In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

                                     PART I

                           INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part 1 of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exchange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 33-90848, 33-92200, 333-57683 and 333-84921, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.

     2. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, filed pursuant to Section 13 of the Securities Exchange Act of 1934 (the "Exchange Act").

     3. The Registrant's Quarterly Report on Form 10-Q for the quarters ended March 31, and June 30, 2000.

     4.   The Registrant's current reports on Form 8-K:

          o SDL's current reports on Form 8-K and Form 8-K/A each dated as of March 8, 2000, filed with the SEC on March 21, 2000 and May 22, 2000;
          o SDL's current reports on Form 8-K and Form 8-K/A each dated as of April 3, 2000, filed with the SEC on April 11, 2000 and June 16, 2000;
          o SDL's current report on Form 8-K dated as of June 2, 2000, filed with the SEC on June 14, 2000; and
          o SDL's current report on Form 8-K dated as of July 10, 2000, filed with the SEC on July 11, 2000.

     5. The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission on March 31, 1995.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


ITEM 8. EXHIBITS.

Exhibit No.                        Description
-----------                        -----------
    5.1          Opinion of Morrison & Foerster.

   23.1          Consent of Counsel (included in Exhibit 5.1)

   23.2          Consent of Ernst & Young LLP, Independent Auditors

   23.3          Consent of Arthur Andersen, Chartered Accountants

   23.4          Consent of Arthur Andersen, Chartered Accountants

   23.5          Consent of Grant Thornton LLP

   24.1          Power of Attorney (see signature page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, SDL, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, California, on August 2, 2000.

                                        SDL, Inc.

                                        By: /s/ DONALD R. SCIFRES
                                           -------------------------------------
                                           Donald R. Scifres
                                           Chairman of the Board,
                                           Chief Executive Officer and President


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Donald
R. Scifres and Michael L. Foster, and each of them, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                          Capacity                           Date
---------                          --------                           ----
/s/ DON SCIFRES                    Chairman of the Board,             August 2, 2000
------------------------------     Chief Executive Officer
Donald R. Scifres                  and President
                                   (Principal Executive Officer)
                                   and Director

/s/ MIKE FOSTER                    Vice President, Finance and        August 2, 2000
-----------------------------      Chief Financial Officer
Michael L. Foster                  (Principal Financial
                                   and Accounting Officer)

Signature                          Capacity                           Date
---------                          --------                           ----
/s/ KEITH GEESLIN                  Director                           August 2, 2000
-----------------------------
Keith B. Geeslin

/s/ ANTHONY HOLBROOK               Director                           August 2, 2000
------------------------------
Anthony B. Holbrook

/s/ MARK MEYERS                    Director                           August 2, 2000
-----------------------------
Mark B. Myers

/s/ FREDRIC SCHWETTMANN            Director                           August 2, 2000
-------------------------------
Frederic N. Schwettmann

                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------
    5.1          Opinion of Morrison & Foerster.

   23.1          Consent of Counsel (included in Exhibit 5.1)

   23.2          Consent of Ernst & Young LLP, Independent Auditors

   23.3          Consent of Arthur Andersen, Chartered Accountants

   23.4          Consent of Arthur Andersen, Chartered Accountants

   23.5          Consent of Grant Thornton LLP

   24.1          Power of Attorney (see signature page)